UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2019

Nutrisystem, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-28551	23-3012204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fort Washington Executive Center, 600 Office Center Drive, Fort Washington, Pennsylvania		19034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 706-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On March 5, 2019, Nutrisystem, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) in connection with the merger transaction (“Merger”) contemplated by the Agreement and Plan of Merger, dated as of December 9, 2018 (as such agreement may be amended from time to time, the “Merger Agreement”), by and among the Company, Tivity Health, Inc., a Delaware corporation (“Parent”), and Sweet Acquisition, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent.

As of the close of business on January 23, 2019, the record date for the Special Meeting, there were 29,496,562 outstanding shares of the Company’s common stock (“Company common stock”), each with one vote per share. 23,646,188 shares of Company common stock were represented in person or by proxy at the Special Meeting and, therefore, a quorum was present. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal presented at the Special Meeting is set forth below:

1.Proposal to adopt the Merger Agreement.

For	Against	Abstentions	Broker Non-Votes
23,582,598	54,068	9,522	0

The proposal was approved, having received “for” votes from a majority of the shares of Company common stock outstanding and entitled to vote at the Special Meeting.

2.

Proposal to adjourn the Special Meeting from time to time if necessary or appropriate as determined by the Nutrisystem board of directors, including to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the Special Meeting or in the absence of a quorum.

For	Against	Abstentions	Broker Non-Votes
21,608,916	2,025,662	11,610	0

The proposal was approved, having received “for” votes from a majority of the outstanding shares of Company common stock entitled to vote, in person or by proxy, at the Special Meeting.

3.

Proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable by Nutrisystem to its named executive officers in connection with, or following, the transactions contemplated by the Merger Agreement.

For	Against	Abstentions	Broker Non-Votes
15,428,061	8,198,569	19,558	0

The proposal was approved, having received “for” votes from a majority of the votes cast affirmatively or negatively, in person or by proxy, at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nutrisystem, Inc.

Date: March 5, 2019	By:	/s/ Ralph J. Mauro
Name: Ralph J. Mauro
Title: Senior Vice President & General Counsel